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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 12, 2003


                            GENERAL CABLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------

       Delaware                         1-12983                 06-1398235
----------------------------   ------------------------    -------------------
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation or       (Commission File Number)    Identification No.)
        organization)

                              ---------------------



                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
           -----------------------------------------------------------
           (Address of principal executive offices, including zip code


                                 (859) 572-8000
                 -----------------------------------------------
                         Registrant's telephone number,
                               including area code


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)

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ITEM 5.  Other Events.

         On November 21, 2003, General Cable Corporation (the "Company") filed a Certificate of Designations with the Secretary of State of Delaware (the "Certificate of Designations") setting forth the powers, preferences and rights, and the qualifications, limitations and restrictions of the Company's 5.75% Series A redeemable convertible preferred stock (the "Series A Redeemable Convertible Preferred Stock"). For a description of the Series A Redeemable Convertible Preferred Stock, please refer to the Certificate of Designations, which is attached as Exhibit 4.1.

         On November 24, 2003, the Company, certain guarantors and U.S. Bank National Association, as trustee, entered into an Indenture (the "Indenture") relating to the issuance of $285,000,000 of 9.5% Senior Notes due 2010 (the "Notes"). For a description of the Notes, please refer to the Indenture, which is attached as Exhibit 4.2.

         On November 24, 2003, the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (the "Initial Purchasers") entered into a Registration Rights Agreement relating to the Series A Redeemable Convertible Preferred Stock, which is attached as Exhibit 4.3. On November 24, 2003, the Company, certain guarantors and the Initial Purchasers entered into a Registration Rights Agreement relating to the Notes, which is attached as Exhibit 4.4.

ITEM 7.  Financial Statements and Exhibits

         (a) The exhibits accompanying this report are listed in the Exhibit Index.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENERAL CABLE CORPORATION


Date: December 12, 2003                By:  /s/ Robert J. Siverd
                                            ----------------------------------
                                            Robert J. Siverd
                                            Executive Vice President, General
                                            Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.     Title                                                              Method of Filing
-----------     -----                                                              ----------------

4.1             Certificate of Designations                                        Filed herewith

4.2             Indenture among the Company, certain guarantors                    Filed herewith
                and U.S. Bank National Association, as trustee

4.3             Registration Rights Agreement among the Company                    Filed herewith
                and the Initial Purchasers relating to the Series A
                Redeemable Convertible Preferred Stock

4.4             Registration Rights Agreement among the Company,                   Filed herewith
                certain guarantors and the Initial Purchasers relating
                to the Notes


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